UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2018

Sport Endurance, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-161943	26-2754069
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Hudson Street, 21st Floor Jersey City, NJ	07302
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 846-4280

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On May 31, 2018, Sport Endurance, Inc., a Nevada corporation (the “Company”), entered into an Exchange Agreement (the “Agreement”) with the Holder of two of the Company’s Senior Secured Promissory Notes issued on November 17, 2017, and January 17, 2018 for $532,805 and $263,125, respectively (collectively the “Notes”). In exchange for the cancellation of the Notes the Company issued the Holder 803,969.73 shares of the Company’s new Series B Convertible Preferred Stock (the “Series B”).

Each share of Series B has a stated value of $0.99 and is convertible into shares of our common stock at a conversion price of $0.03 per share (subject to adjustments for stock splits, stock dividends, stock combinations, recapitalizations and similar events). The Series B offers the Holder price protection from future issuances of securities by the Company at a price below the conversion price then in effect and is redeemable upon the occurrence of certain triggering events.

 The foregoing description is qualified in its entirety by the Certificate of Designations for the Series B and the Agreement each of which are attached hereto as Exhibits 3.1 and 10.1, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure included under Item 1.01, above, is incorporated by reference herein. The shares of Series B have not been registered under the Securities Act of 1933 (the “Act”) and were issued and sold in reliance upon the exemption from registration contained in Section 4(a)(2) of the Act and Rule 506(b) promulgated thereunder. The Company believes the Holder is an accredited investor. The Holder acquired the Series B for investment purposes only and not with a view to distribution.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Designations for the Series B Convertible Preferred Stock
10.1	Form of Exchange Agreement*

*Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT ENDURANCE, INC.

Date: June 1, 2018	By:	/s/ David Lelong
Name: David Lelong
Title: Chief Executive Officer